SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - June 20, 1997
                        ---------------------------------
                        (Date of Earliest Event Reported)


         EQUITY ONE ABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 1997, which forms a trust fund, which will issue the Mortgage Pass-Through Certificates, Series 1997-1)



                              EQUITY ONE ABS, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as specified in its charter)



        Delaware                     333-24599                 52-2029487
------------------------       ---------------------     -----------------------
(State of Incorporation)       (Commission File No.)     (IRS Employer I.D. No.)


    103 Springer Building, 3411 Silverside Road, Wilmington, Delaware, 19803
    ------------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code: (302) 478-6160


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Item 5.  Other Events

         The consolidated financial statements of AMBAC Indemnity Corporation and its subsidiaries as of December 31, 1996 and 1995, and for the three years ended December 31, 1996, included in the Current Report on Form 8-K of AMBAC, Inc. (which was filed with the Commission on March 12, 1997; Commission File Number 1-10777) are hereby incorporated by reference into this report and have been audited by KPMG Peat Marwick LLP. The consent of KPMG Peat Marwick LLP to the inclusion of their audit report on such financial statements in this Form 8-K and to being named as "experts" in the Prospectus Supplement for the Mortgage Pass-Through Certificates, Series 1997-1 is attached hereto as
Exhibit 23.1.

         The unaudited financial statements of AMBAC Indemnity Corporation as of March 31, 1997 and for the three month period ended March 31, 1997, are included in the Quarterly Report on Form 10-Q of AMBAC, Inc. for the period ended March 31, 1997 (which was filed with the Commission on May 15, 1997), and are hereby incorporated by reference into this report.



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Item 7.  Financial Statements, Pro Forma Financial
                  Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.1     Consent of KPMG Peat Marwick LLP.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             EQUITY ONE ABS, INC.



                                             By:  /s/Thomas J. Fitzpatrick
                                                ------------------------------
                                                     Thomas J. Fitzpatrick,
                                                     President


Dated: June 20, 1997

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                                  Exhibit Index

Exhibit                                                                   Page
-------                                                                   ----

23.1              Consent of KPMG Peat Marwick LLP





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